link to searchable text of slide shown above

link to searchable text of slide shown above

Greenville First Bancshares – Corporate Profile

Greenville County
To Charlotte
Spartanburg
The Parkway Office
Haywood Road Office
Augusta Road Office
To Atlanta
Charlotte
NC
Greenville
Spartanburg
Columbia
SC
Atlanta
GA

link to searchable text of slide shown above

link to searchable text of slide shown above

2005 Performance – Asset Growth

Total Assets (in millions)
$500
$400
$300
$200
$100
$170
$231
$316
$405
2002
2003
2004
2005

Loans (in millions)
$400
$300
$200
$100
$150
$209
$280
$339
2002
2003
2004
2005

link to searchable text of slide shown above

2005 Performance – Earnings Growth

Net Earnings (in thousands)
$3,000
$2,000
$1,000
$0
$752
$1,006
$2,013
$2,514
2002
2003
2004
2005

Net Operating Earnings (in thousands)
$4,000
$3,000
$2,000
$1,000
$0
$752
$1,006
$2,013
$3,444
2002
2003
2004
2005

Greenville FIRST

link to searchable text of slide shown above

2005 Performance – Office Expansion

Greenville
FIRST

Greenville FIRST

link to searchable text of slide shown above

2005 Performance - Retail Deposit Growth

Number of Transaction Accounts
5000
4500
4000
3500
3000
2500
2000
2,669
3,391
4,192
2003
2004
2005

link to searchable text of slide shown above

Performance Highlight – Disciplined Credit Culture

NCO's to Avg. Total Loans
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.07%
2001
2002
2003
2004
2005

NPA's / Total Assets
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.12%
2001
2002
2003
2004
2005

Greenville FIRST

link to searchable text of slide shown above

Performance Highlight – Efficiency

Efficiency Ratio
80%
70%
60%
50%
40%
65.2%
59.0%
51.6%
49.2%
2002
2003
2004
2005

link to searchable text of slide shown above

Performance Highlight – Stock Price Appreciation

Price History - GVBK (1/1/2005-12/31/2005)
25%
20%
15%
10%
5%
0%
-5%
-10%
Jan 2005
Apr 2005
Jul 2005
Oct 2005
Dec 2005
Greenville First Bancshares Nc
S&P 500 Index
Nasdaq Composite Index

Greenville FIRST

link to searchable text of slide shown above

Greenville First Bancshares

Committed to the Future

Greenville FIRST

Greenville FIRST

link to searchable text of slide shown above

GVBK Strategic Plan – Grow Shareholder Value

GVBK Market Capitalization ($ Millions)
$75.0
$50.0
$25.0
$0.0
$14.8
$31.1
$51.9
$65.8
2002
2003
2004
2005

Greenville FIRST

link to searchable text of slide shown above

link to searchable text of slide shown above

link to searchable text of slide shown above

GVBK - Market Share Data

Bank	Offices	Deposits ($ mil)	Market Share
Carolina First	13	1,639	21.5%
Wachovia	22	1,523	20.0%
BB&T	20	1,124	14.7%
Bank of America	17	795	10.4%
SunTrust	20	409	5.4%
Bank of TR	7	282	3.7%
Palmetto Bank	12	274	3.6%
Greenville First	**2**	**233**	**3.1%**
16 others	43	1,351	17.7%

Source – FDIC – June 2005

Greenville FIRST

link to searchable text of slide shown above

link to searchable text of slide shown above

link to searchable text of slide shown above

link to searchable text of slide shown above

 Searchable text section of graphics shown above

Greenville First Bancshares

Annual Shareholder's Meeting

May 17th, 2006

Forward-Looking Statements

During the course of this presentation, management may make projections and forward-looking statements regarding events or the future financial performance of Greenville First Bancshares, Inc.  We wish to caution you that these forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause Greenville First's actual results to differ materially from the anticipated results expressed in these forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements and are advised to review the risk factors that may affect Greenville First's operating results in documents filed by Greenville First Bancshares, Inc. with the Securities and Exchange Commission, including the Form SB-2 Registration Statement, the Annual report on Form 10-K and other required filings.  Greenville First assumes no duty to update the forward-looking statements made in this presentation.

[LOGO]

Greenville First Bancshares - Corporate Profile

[CHART]

•     Greenville First Bank opened in 2000

•     $405 million in total assets (1)

•     Greenville SC market - $7.6 billion in deposits (2)

•      3.1% Market Share (2)

•      GVBK - NASDAQ market

•      23% Insider Ownership

•      $66 million - Market Capitalization (1)

•      3 offices / 53 employees

1 - As of December 31, 2005

2 - FDIC Data - June, 2005

GVBK - 2005 Performance Highlights

•      Solid asset & earnings growth

•      Successful opening of our Parkway and Augusta Road offices

•      Record retail deposit production

•      Disciplined credit culture

•      Improved efficiency

•      Added 15 talented bankers to our team

•      Stock price increased 26%

[LOGO]

2005 Performance - Asset Growth

•      Assets exceed $400 million / 28% growth over 2004

•      Loans increased 21% for 2005

Total Assets (in millions)

[CHART]

Loans (in millions)

 [CHART]

[LOGO]

2005 Performance - Earnings Growth

•      Net earnings increased 25% to $2.5 million and reflect 4th quarter charge related to move of corporate headquarters

•      Operating earnings increased 71% to $3.4 million

Net Earnings (in thousands)

[CHART]

Net Operating Earnings (in thousands)

[CHART]

[LOGO]

2005 Performance - Office Expansion

•      Parkway Office opened in March 2005

•      Augusta Road Office opened in November 2005

[LOGO]

2005 Performance - Retail Deposit Growth

•      36% increase in retail deposits / 24% increase in the number of transaction accounts

Number of Transaction Accounts

[CHART]

[LOGO]

Performance Highlight - Disciplined Credit Culture

•      Loan loss reserve / total loans = 1.33% (1)

•      Reserve covers nonperforming loans 9.6 times

NCO's to Avg. Total Loans

[CHART]

NPA's /Total Assets

[CHART]

Notes:

(1)   Data as of December 31, 2005 / includes nonperforming loans

[LOGO]

Performance Highlight - Efficiency

•      Efficiency ratio = 49.2% for 2005

•      36% increase in the number of people in the last year

Efficiency Ratio

[CHART]

[LOGO]

Performance Highlight - Stock Price Appreciation

Price History - GVBK (1/1/2005-12/31/2005)

[CHART]

[LOGO]

Greenville First Bancshares

Committed to the Future

[LOGO]

GVBK Strategic Plan - Grow Shareholder Value

GVBK Market Capitalization ($ Millions)

[CHART]

[LOGO]

Strategic Initiatives - By 2008:

•      Capitalize on our ClientFIRST model

•      Invest in strategic infrastructure

        -    Verdae Headquarters, Woodruff Road Office

        -    Key Bankers

        -    Risk Management

•      Grow assets to $600 million

•      Grow earnings to $5 million

•      Grow market share in excess of 5%

[LOGO]

GVBK - First Quarter 2006 Progress Report:

•      Assets increased to $417 million

•      Strongest growth quarter in history for loans and deposits

        Compared to first quarter 2005:

        -    Loans increased 23% to $364 million

        -    Retail deposits increased 52% to $206 million

        -    Transaction accounts increased 40% to $132 million

•      Earnings increased 28% to $842 thousand

[LOGO]

GVBK - Market Share Data

[CHART]

Source - FDIC - June 2005

[LOGO]

GVBK - Key Success Drivers

•      Experienced & Performance Driven Leadership

•      Unique ClientFIRST Model

•      Dynamic Greenville, SC Market

•      Growth Story / Winning Reputation

•      Disciplined Credit & Risk Management Culture

•      Momentum

[LOGO]

Reconciliation of Non-GAAP Financial Measures

This presentation contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP").  Operating noninterest expense is used to compute the operating efficiency ratio.

Net income, (GAAP)                                                                $2,514

      Non-operating items:

      Impairment on real estate, net of income taxes                          930

Operating earnings                                                                $3,444

Noninterest expense, (GAAP)                                                  $7,856

      Non-operating items:

      Impairment on real estate                                                      1,500

Operating noninterest expense                                             $6,356

[LOGO]

[LOGO]

GREENVILLE FIRST BANCSHARES, INC.

www.greenvillefirst.com

Thank You

For Your Continued Support